Filed Pursuant to Rule 497(k)
Registration No. 333-17391; 811-07959
PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

(the “Fund”)
A series of Advisors Series Trust (the “Trust”)

Supplement dated October 1, 2026 to the
Summary Prospectus dated June 28, 2026

Effective January 1, 2027, Yinan Zhao will begin serving as a co-portfolio manager of the Pzena Emerging Markets Value Fund. Also effective January 1, 2027, Allison Fisch will no longer be a portfolio manager of the Fund.

Effective January 1, 2027, the “Portfolio Managers” information disclosed in the “Management” section of the Fund’s Summary Prospectus is amended and restated as follows:

Portfolio Managers. Ms. Caroline Cai (Managing Principal, Chief Executive Officer and Portfolio Manager), Mr. Rakesh Bordia (Principal and Portfolio Manager), Mr. Akhil Subramanian (Principal and Portfolio Manager) and Mr. Yinan Zhao (Principal and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the Emerging Markets Fund’s portfolio. Ms. Cai has managed the Fund since its inception in March 2014, Mr. Bordia has managed the Fund since April 2015, Mr. Subramanian has managed the Fund since January 2023, and Mr. Zhao has managed the Fund since January 2027.

Please retain this supplement with your Summary Prospectus